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Government Securities Portfolio

Scudder Government Cash Institutional Shares Fund #144

Scudder Government Cash Managed Shares Fund #244

Semiannual Report

September 30, 2002

The portfolio seeks to provide maximum current income consistent with stability of capital.

Portfolio Management Review

In the following interview, Portfolio Managers Darlene Rasel and Jan Buenner discuss the market environment and investment strategy for the six-month period ended September 30, 2002, as well as the outlook for upcoming months.

Q: How would you describe the economic environment for money market securities over the six-month period ended September 30?

A: Over the period, the Federal Reserve's Open Market Committee (FOMC) held interest rates steady, following its aggressive easing during 2001. The US economy grew slightly, as a result of strong consumer demand for housing, housing-related items and automobiles (helped by zero-percent financing). By contrast, disappointing corporate earnings and continuing questions about corporate accounting standards plagued the equity markets and led to sharply lower stock prices. The unemployment rate remained between 5.5 percent and 6.0 percent. The nation's modest level of GDP (gross domestic product) growth was described by economists as a "jobless recovery," leading to falling consumer confidence.

In this environment, many investors who were disenchanted with other areas of the financial markets saw fixed-income securities - including money market securities - as a haven. While yields of short-term taxable securities held steady, longer-term yields fell substantially, flattening the money market yield curve. The Fed shifted from an easing bias to a neutral bias last March. In its August meeting, the Fed's policy-making Open Market Committee admitted that it was paying close

Portfolio Performance
As of September 30, 2002

7-Day Current Yield
Government Cash Institutional Shares	1.68%
Government Cash Managed Shares	1.44%

Past performance is no guarantee of future results.

attention to the state of the financial markets in making decisions about interest rate levels. In September, the FOMC left interest rates unchanged, though two Fed governors dissented.

Q: In light of these events, what has been the fund's recent strategy?

A: We have continued to manage the fund conservatively, maintaining very high portfolio quality standards, adjusting average maturity in response to market conditions and strictly limiting exposure to any particular issuer. The barbell strategy (i.e., focusing on the shortest and longest money market maturities available to the fund) that had worked well for the fund for much of the period - enabling us to buy long-dated, high-yielding securities - lost some of its appeal as the yield curve flattened. In addition, we felt that the fund's large overnight (maturity) holdings could be vulnerable to cuts in the Federal Reserve's overnight interest rate for banks. For this reason, we replaced those holdings with purchases in the middle of the fund's available maturity range. We continue to add callable federal agency securities to the portfolio, because of their attractive yields and government-backed principal and interest. During the period, the fund's average maturity was in the range of 41 and 56 days.

Q: What is your outlook for money market investments and the fund over the next several months?

A: The economy has left the trough of the mild recession of 2001. However, improvement has been slow and has not created a meaningful number of new jobs. Consumer confidence, which is tightly linked to job availability, is falling. Stocks have hit multiyear lows, dragged down by disappointing corporate earnings and continued questions about accounting practices. The potential for a double-dip recession exists. In this environment of slow, jobless growth, sagging stock markets, a weak industrial sector and waning consumer confidence, it seems possible that the Federal Reserve will reduce interest rates again. The string of rate cuts in 2001 from 6.50 percent to 1.75 percent helped prevent the economy from falling deeper into recession. It remains to be seen whether further rate cuts could have much of an impact, considering how low those rates already are.

As we've said, in light of the uncertainty surrounding future Fed policy, we have reduced overnight holdings in the portfolios. By adjusting the barbell strategy to include more investments along the entire money market yield curve, we have reduced our cash position to make the fund less susceptible to a rate cut, should an additional cut occur. We plan to pursue this strategy for the foreseeable future. At the same time, we will continue our insistence on the highest credit quality in the portfolio. In addition, we will continue to selectively add callable securities to the portfolio. We believe this strategy will further enhance the fund's yield.

Lastly, we plan to maintain our conservative investment strategies and standards. We continue to apply a careful approach to investing on behalf of the fund and to seek competitive yields for our shareholders.

Darlene M. Rasel
Managing Director and Lead Portfolio Manager

Jan Buenner
Director and Portfolio Manager

A group of investment professionals is responsible for the day-to-day management of the portfolio. These professionals have a broad range of experience managing money market funds.

Notes

Yields are historical, may fluctuate, and do not guarantee future performance. Net yields are the sum of the daily dividend rates for the period.

Like all money market funds, an investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve your investment at $1.00 per share, it is possible to lose money.

The views expressed in this report reflect those of the portfolio manager only through the end of the period stated above. The manager's views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation.

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Bank Securities Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Portfolio of Investments at September 30, 2002 (Unaudited)

Government Securities Portfolio

	Principal Amount ($)	Value ($)
Short-Term Notes 64.3%
Federal Farm Credit, 1.725%*, 6/2/2003	10,000,000	9,998,386
Federal Farm Credit, 4.375%, 5/1/2003	11,000,000	11,145,203
Federal Home Loan Bank, 1.672%*, 1/17/2003	15,000,000	14,998,581
Federal Home Loan Bank, 1.674%*, 3/24/2003	5,000,000	4,998,813
Federal Home Loan Bank, 1.68%*, 3/6/2003	5,000,000	4,998,891
Federal Home Loan Bank, 1.688%*, 2/26/2003	7,500,000	7,498,892
Federal Home Loan Bank, 1.693%*, 2/14/2003	10,000,000	9,998,921
Federal Home Loan Bank, 1.74%*, 12/27/2002	20,000,000	19,998,133
Federal Home Loan Bank, 2.25%, 2/12/2003	10,000,000	10,000,000
Federal Home Loan Bank, 5.125%, 1/13/2003	10,000,000	10,081,773
Federal Home Loan Mortgage Corp., 1.69%**, 12/26/2002	15,000,000	14,939,442
Federal Home Loan Mortgage Corp., 2.1%, 10/10/2003	5,000,000	5,000,000
Federal National Mortgage Association, 2.16%**, 4/4/2003	10,000,000	9,889,000
Federal National Mortgage Association, 2.25%**, 5/2/2003	10,000,000	9,866,875
Federal National Mortgage Association, 1.677%*, 10/4/2002	10,000,000	9,999,974
Federal National Mortgage Association, 1.691%*, 11/29/2002	20,000,000	19,999,251
Federal National Mortgage Association, 1.722%*, 5/7/2003	5,000,000	4,999,217
Federal National Mortgage Association, 1.753%*, 1/3/2003	5,000,000	4,999,582
Federal National Mortgage Association, 2.01%, 9/5/2003	15,000,000	15,000,000
Overseas Private Investment Corp., 1.78%*, 4/2/2007	10,080,000	10,080,035
Student Loan Marketing Association, 1.859%*, 2/12/2004	10,000,000	9,995,928
Totem Ocean Trailer, 1.74%*, 12/18/2014	10,000,000	10,000,000
US Treasury Bill, 1.565%**, 10/17/2002	40,000,000	39,972,178
Total Short-Term Notes (Cost $268,459,075)		268,459,075

Repurchase Agreements (b) 35.7%
Bear Stearns, Inc., 1.96%, dated 9/30/02, to be repurchased at $20,001,089 on 10/1/2002	20,000,000	20,000,000
Credit Suisse First Boston, 1.96%, dated 9/30/02, to be repurchased at $20,001,089 on 10/1/2002	20,000,000	20,000,000
Goldman Sachs & Co., 1.94%, dated 9/30/02, to be repurchased at $20,001,078 on 10/1/2002	20,000,000	20,000,000
Greenwich Capital, 1.96%, dated 9/30/02, to be repurchased at $20,001,089 on 10/1/2002	20,000,000	20,000,000
J.P. Morgan Securities, Inc., 1.96%, dated 9/30/02, to be repurchased at $20,001,089 on 10/1/2002	20,000,000	20,000,000
Lehman Brothers Securities, 1.85%, dated 9/30/02, to be repurchased at $25,001,285 on 10/1/2002	25,000,000	25,000,000
Salomon Smith Barney, 1.96%, dated 9/30/02, to be repurchased at $20,001,089 on 10/1/2002	20,000,000	20,000,000
State Street Bank and Trust Co., 1.83%, dated 9/30/02, to be repurchased at $4,053,206 on 10/1/2002	4,053,000	4,053,000
Total Repurchase Agreements (Cost $149,053,000)		149,053,000
Total Investment Portfolio - 100.0% (Cost $417,512,075) (a)		417,512,075

* Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of September 30, 2002.
** Annualized yield at time of purchase; not a coupon rate.
(a) Cost for federal income tax purposes was $417,512,075.
(b) Repurchase agreements are fully collateralized by US Treasury or Government agency securities.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities - Government Securities Portfolio as of September 30, 2002 (Unaudited)
Assets
Investments in securities, at amortized cost	$ 268,459,075
Repurchase agreements, at amortized cost	149,053,000
Cash	513
Receivable for investments sold	1,635,237
Interest receivable	620,814
Total assets	419,768,639
Liabilities
Dividends payable	240,571
Accrued management fee	53,739
Other accrued expenses and payables	116,127
Total liabilities	410,437
Net assets, at value	$ 419,358,202
Net Assets
Net assets consist of: Undistributed net investment income	17,694
Accumulated net realized gain (loss)	(13)
Paid-in capital	419,340,521
Net assets, at value	$ 419,358,202
Net Asset Value
Service Shares Net assets applicable to shares outstanding	$ 197,945,999
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	197,946,010
Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$ 1.00
Institutional Shares Net assets applicable to shares outstanding	$ 156,467,265
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	156,467,267
Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$ 1.00
Managed Shares Net assets applicable to shares outstanding	$ 64,944,938
Shares outstanding of capital stock, $.01 par value, unlimited number of shares authorized	64,944,939
Net Asset Value, offering and redemption price per share (net assets/shares outstanding)	$ 1.00

The accompanying notes are an integral part of the financial statements.

Statements of Operations for the six months ended September 30, 2002 (Unaudited)
Investment Income	Government Securities Portfolio
Income: Interest	$ 4,204,988
Expenses: Management fee	334,786
Services to shareholders	47,495
Custodian fees	14,568
Distribution service fees	108,575
Auditing	19,953
Legal	3,619
Trustees' fees and expenses	15,552
Reports to shareholders	11,026
Registration fees	25,269
Other	11,246
Total expenses, before expense reductions	592,089
Expense reductions	(11,681)
Total expenses, after expense reductions	580,408
Net investment income	3,624,580
Realized and Unrealized Gain (Loss) from Investment Transactions
Net realized gain (loss) from investments	9,104
Net increase (decrease) in net assets resulting from operations	$ 3,633,684

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets - Government Securities Portfolio
Increase (Decrease) in Net Assets	Six Months Ended September 30, 2002 (Unaudited)	Year Ended March 31, 2002
Operations: Net investment income	$ 3,624,580	$ 13,235,907
Net realized gain (loss) on investment transactions	9,104	11,749
Net increase (decrease) in net assets resulting from operations	3,633,684	13,247,656
Distributions to shareholders from: Net investment income (Service Shares)	(2,046,882)	(7,874,963)
Net investment income (Institutional Shares)	(1,145,128)	(3,655,833)
Net investment income (Managed Shares)	(441,680)	(1,706,729)
Fund share transactions: Proceeds from shares sold	381,100,786	1,263,868,199
Reinvestment of distributions	2,701,348	9,400,572
Cost of shares redeemed	(439,224,361)	(1,286,308,735)
Net increase (decrease) in net assets from Fund share transactions	(55,422,227)	(13,039,964)
Increase (decrease) in net assets	(55,422,233)	(13,029,833)
Net assets at beginning of period	474,780,435	487,810,268
Net assets at end of period (including undistributed net investment income of $17,694 at September 30, 2002)	$ 419,358,202	$ 474,780,435

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Government Securities Portfolio - Institutional Shares

Years Ended March 31,	2002[b]	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.008	.03	.06	.02
Less distributions from net investment income	(.008)	(.03)	(.06)	(.02)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.85**	3.06	6.35	2.07**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	156	134	107	106
Ratio of expenses (%)	.20*	.19	.18	.22*
Ratio of net investment income (%)	1.69*	3.01	6.14	5.75*

Government Securities Portfolio - Managed Shares

Years Ended March 31,	2002[b]	2002	2001	2000[a]
Selected Per Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income	.007	.03	.06	.02
Less distributions from net investment income	(.007)	(.03)	(.06)	(.02)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return (%)	.73**	2.78	6.11	1.96**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	65	55	92	41
Ratio of expenses (%)	.44*	.43	.43	.51*
Ratio of net investment income (%)	1.44*	2.77	5.88	5.44*

a For the period November 17, 1999 (commencement of sales of shares) to March 31, 2000.
b For the six months ended September 30, 2002 (Unaudited).
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

1. Significant Accounting Policies

Investors Cash Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust. The Fund offers two series of shares (portfolios) - the Government Securities Portfolio and the Treasury Portfolio. The Government Securities Portfolio offers multiple classes of shares that include Service Shares, Institutional Shares and Managed Shares. The Treasury Portfolio offers Service Shares and Premier Money Market Shares. Certain detailed financial information for the Service Shares of the Government Securities Portfolio is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, shareholder service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities are valued utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. For the purposes of the daily dividend, net investment income includes all short-term realized gains (losses) and net long-term realized losses on portfolio securities.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the portfolios.

Expenses. Expenses of the Fund arising in connection with each specific Portfolio are allocated to that Portfolio. Other Fund expenses which cannot be directly attributed to each Portfolio are apportioned among the Portfolios in the Fund.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

2. Related Parties

On April 5, 2002, 100% of Zurich Scudder Investments, Inc. ("ZSI") was acquired by Deutsche Bank AG with the exception of Threadneedle Investments in the U.K. Upon the closing of this transaction, ZSI became part of Deutsche Asset Management and changed its name to Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"). Effective April 5, 2002, the investment management agreement with ZSI was terminated and DeIM became the investment advisor for the Fund. The management fee rate paid by the Fund under the new Investment Management Agreement (the "Management Agreement") is the same as the previous investment management agreement.

Management Agreement. Under the Management Agreement, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The Fund pays a monthly investment management fee of 1/12 of the annual rate of 0.15% of average daily net assets.

The Advisor has agreed to waive and reimburse certain operating expenses of the Fund as follows:

Portfolio	Expense Limit*
Government Securities Portfolio: Service Shares	.25%

* Certain expenses such as reorganization, taxes, brokerage and interest expense are excluded from the expense limitation.

Service Provider Fees. Scudder Investments Service Company ("SISC"), an affiliate of the Advisor, is the transfer, dividend-paying and shareholder service agent of the Fund. For the six months ended September 30, 2002, the amount charged to the Service Shares, Institutional Shares and Managed Shares of the Government Securities Portfolio by SISC aggregated as follows:

Portfolio	Total Aggregated	Shareholder service fees waived by SISC	Unpaid at Sept. 30, 2002
Government Securities Portfolio:
Service Shares	$ 14,570	$ 11,310	$ 3,260
Institutional Shares	103	-	33
Managed Shares	29,443	-	17,624

Distribution Services Agreement. SDI provides information and administrative services ("Service Fee") to the Service Shares and Managed Shares of the Government Securities Portfolio at an annual fee of up to 0.25% of average daily net assets. For the six months ended September 30, 2002, the Service Fee was as follows:

Service Fee	Total Aggregated	Service Fee Waived by SDI	Unpaid at Sept. 30, 2002	Effective Rate (%)
Government Securities Portfolio: Service Shares	$ 62,718	$ -	$ 8,691.05
Managed Shares	45,857	-	8,505.15

SDI has related service agreements with various firms to provide cash management and other services for Fund shareholders. SDI pays these firms at an annual rate of up to 0.15% of average daily net assets.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

3. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended September 30, 2002, the Government Securities Portfolio's custodian fees were reduced by $371 under these arrangements.

4. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

5. Share Transactions

The following table summarizes share and dollar activity in the Fund:

Government Securities Portfolio	Six months ended September 30, 2002		Year ended March 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Service Shares	183,651,854	$ 183,651,854	630,801,281	$ 630,795,178
Institutional Shares	128,420,187	128,420,187	532,582,339	532,579,474
Managed Shares	69,028,745	69,028,745	100,494,710	100,493,547
		$ 381,100,786		$ 1,263,868,199
Shares issued to shareholders in reinvestment of distributions
Service Shares	2,394,447	$ 2,394,447	8,469,916	$ 8,469,916
Institutional Shares	295,306	295,306	898,521	898,521
Managed Shares	11,595	11,595	32,135	32,135
		$ 2,701,348		$ 9,400,572
Shares redeemed
Service Shares	(274,091,452)	$ (274,091,452)	(642,283,924)	$ (642,283,932)
Institutional Shares	(106,527,385)	(106,527,385)	(505,897,711)	(505,897,711)
Managed Shares	(58,605,524)	(58,605,524)	(138,127,092)	(138,127,092)
		$ (439,224,361)		$ (1,286,308,735)
Net increase (decrease)
Service Shares	(88,045,151)	$ (88,045,151)	(3,012,727)	$ (3,018,838)
Institutional Shares	22,188,108	22,188,108	27,583,149	27,580,284
Managed Shares	10,434,816	10,434,816	(37,600,247)	(37,601,410)
		$ (55,422,227)		$ (13,039,964)

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds.

We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

Questions on this policy may be sent to:

Scudder Investments
Attention: Correspondence - Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

July 2002

Notes

Notes

Principal Underwriter
Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606

Scudder Institutional Funds,
Client Services
Telephone: 800 537 3177
E-mail: ifunds@scudder.com
http://institutionalfunds.scudder.com

This report is not to be
distributed unless preceded
or accompanied by a
Government Securities
Portfolio prospectus.

SGIS-3 9/30/02